CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen Roussin, Principal Executive Officer of UBS Juniper Crossover Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    8/26/08                     /s/ Stephen Roussin
     -------------------------       -------------------------------------------
                                     Stephen Roussin,
                                     Principal Executive Officer



I, Robert Aufenanger, Principal Financial Officer of UBS Juniper Crossover Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    8/26/08                     /s/ Robert Aufenanger
     -------------------------       -------------------------------------------
                                     Robert Aufenanger,
                                     Principal Financial Officer